INDUSTRIAL DATA SYSTEMS CORPORATION

                                POWER OF ATTORNEY

                                  (Form 10-SB)


        WHEREAS, INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1993, as amended (the "Act"), a Registration Statement on Form 10-SB, with such amendments (including pre-effective and post-effective amendments) to said Registration Statement and any supplement or supplements to the Form 10-SB as may be necessary or appropriate, together with any and all exhibits and documents related to said Registration Statement, in connection with the registration of 75,000,000 shares of common stock, $.001 par value, pursuant to Section 12(g) of the Act;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William A. Coskey and Hulda Coskey, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Registration Statement as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of January, 1997.


                                          /S/ WILLIAM A. COSKEY
                                              William A. Coskey, Director

                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                POWER OF ATTORNEY

                                  (Form 10-SB)


        WHEREAS, INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1993, as amended (the "Act"), a Registration Statement on Form 10-SB, with such amendments (including pre-effective and post-effective amendments) to said Registration Statement and any supplement or supplements to the Form 10-SB as may be necessary or appropriate, together with any and all exhibits and documents related to said Registration Statement, in connection with the registration of 75,000,000 shares of common stock, $.001 par value, pursuant to Section 12(g) of the Act;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William A. Coskey and Hulda Coskey, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Registration Statement as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of January, 1997.

                                         /S/ HULDA L. COSKEY
                                             Hulda L. Coskey, Director

                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                POWER OF ATTORNEY

                                  (Form 10-SB)


        WHEREAS, INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1993, as amended (the "Act"), a Registration Statement on Form 10-SB, with such amendments (including pre-effective and post-effective amendments) to said Registration Statement and any supplement or supplements to the Form 10-SB as may be necessary or appropriate, together with any and all exhibits and documents related to said Registration Statement, in connection with the registration of 75,000,000 shares of common stock, $.001 par value, pursuant to Section 12(g) of the Act;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William A. Coskey and Hulda Coskey, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Registration Statement as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of January, 1997.

                                          /S/ REX S. ZERGER
                                              Rex S. Zerger, Director

                       INDUSTRIAL DATA SYSTEMS CORPORATION

                                POWER OF ATTORNEY

                                  (Form 10-SB)


        WHEREAS, INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1993, as amended (the "Act"), a Registration Statement on Form 10-SB, with such amendments (including pre-effective and post-effective amendments) to said Registration Statement and any supplement or supplements to the Form 10-SB as may be necessary or appropriate, together with any and all exhibits and documents related to said Registration Statement, in connection with the registration of 75,000,000 shares of common stock, $.001 par value, pursuant to Section 12(g) of the Act;

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint William A. Coskey and Hulda Coskey, and each of them severally, his true and lawful attorney or attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, each such Registration Statement referred to above, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any supplements to the Registration Statement as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission, and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys-in-fact and each of them may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this instrument this 23rd day of January, 1997.

                                             /S/ DAVID W. GENT
                                                 David W. Gent, Director